UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2015

TANGOE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35247	06-1571143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Executive Blvd., Orange, Connecticut	06477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 859-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 1, 2015, Tangoe, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its acquisition of assets comprising International Business Machines Corporation’s Rivermine Telecommunications Expense Management Division (the “Acquired Business”).  At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

(1)         The audited statements of assets acquired and liabilities assumed and statements of revenue and direct expenses of the Acquired Business as of and for the years ended December 31, 2014 and 2013, and the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A.

(2)         The unaudited statements of assets acquired and liabilities assumed of the Acquired Business as of December 31, 2014 and March 31, 2015 and the unaudited statements of revenue and direct expenses of the Acquired Business for the three month periods ended March 31, 2015 and 2014, and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)         Pro Forma Financial Information

(1)         The unaudited pro forma consolidated balance sheet of Tangoe, Inc. as of March 31, 2015 and the unaudited pro forma combined statements of operations for the year ended December 31, 2014 and the three month period ended March 31, 2015, and the notes thereto, are filed as Exhibit 99.3 to this Form 8-K/A.

(c)          Not applicable.

(d)         Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGOE, INC.

Date: August 14, 2015	By:	/s/ Albert R. Subbloie, Jr.
Albert R. Subbloie, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
2.1*†

Asset Purchase Agreement, dated as of May 6, 2015, by and among Tangoe, Inc. and International Business Machines Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-35247) filed by the Company on May 7, 2015)

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Audited Statements of Assets Acquired and Liabilities Assumed and Statements of Revenue and Direct Expenses as of and for the years ended December 31, 2014 and 2013 of the Rivermine Telecommunications Expense Management Division of International Business Machines Corporation, and the notes thereto.

99.2

Unaudited Statements of Assets Acquired and Liabilities Assumed as of December 31, 2014 and March 31, 2015 and Unaudited Statements of Revenue and Direct Expenses for the three month periods ended March 31, 2015 and 2014 of the Rivermine Telecommunications Expense Management Division of International Business Machines Corporation, and the notes thereto

99.3

Unaudited pro forma consolidated balance sheet of Tangoe, Inc. as of March 31, 2015 and the unaudited pro forma combined statements of operations for the year ended December 31, 2014 and the three month period ended March 31, 2015, and the notes thereto.

*  Previously filed

†  Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.